UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 28, 2004

Date of Report (Date of earliest event reported)

Commission File Number: 000-27743

PAC-WEST TELECOMM, INC.

(Exact name of registrant as specified in its charter)

California	68-0383568
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1776 W. March Lane, Suite 250	95207
Stockton, California	(Zip Code)
(Address of principal executive offices)

(209) 926-3300

(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.
99.1	Press Release, dated as of April 28, 2004.

Item 12. Results of Operations and Financial Condition.

On April 28, 2004, Pac-West Telecomm, Inc. issued a press release announcing preliminary results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PAC-WEST TELECOMM, INC.

(Registrant)

Dated: April 28, 2004

By: /s/ Peggy Mc Gaw

Peggy Mc Gaw
Vice President Finance

INDEX TO EXHIBITS

99.1	Press Release, dated April 28, 2004.